A SPECIAL NOTICE TO ALL
                                  CALVERT GROUP SHAREHOLDERS

     We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

     Ms. Krumsiek replaces former Calvert Group president, Clifton S. Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

     We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.


                                                    CALVERT INCOME FUND

Dear Shareholder:

     This report for the Calvert Income Fund covers the six-month period ended March 31, 1997.

     The financial markets continued to exhibit a high degree of volatility, as investors tried to gauge the pace of economic growth and direction for interest rates.

     Short-term interest rates remained low on a historical basis but began to trend higher heading into 1997. In March, the Federal Reserve intervened to slow the pace of economic growth and took steps to raise rates. Long-term rates traded in a fairly tight band through 1996, but broke out of that range and moved higher in the first quarter of 1997 on indications that the economy was strengthening. A more robust pace of economic growth can signal inflation, which causes bond yields to move higher.

     Stock prices continued to rise, as measured by the most widely reported market averages, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. However, many market sectors, specifically small companies and stocks in the financial services and technology industry groups, were left out of the advance. Thus, many measures of broader stock market performance did not share the same fate as the S&P and the Dow.

Fund Strategy and Performance

     The Fund led its benchmark for the six months and lagged for the 12 months, mainly due to our more defensive stance.

     Expecting that rates would trend higher, we adjusted the Fund's maturity structure to focus more on short- and intermediate-term securities and less on long-term issues. This helped to reduce the impact of rising rates on the Fund's price. Duration was just above six years at the beginning of the period and down to about five and a half years at the close.

     We eliminated the Fund's exposure to mortgage-backed securities, which represented approximately 14% of assets in September, and pared back our holdings of Treasury securities. Mortgages perform best in a stable interest rate environment. When rates rise, homeowners tend not to prepay their mortgages, which effectively increases the average life of mortgage-backed securities. Prices of longer-term securities decline more in response to a rise in rates.


     Proceeds from sales of mortgage-backed issues and Treasuries were reinvested primarily in corporate bonds. Our corporate position was raised from about 33% of assets in September to roughly 65% in March and is comprised mainly of bonds issued by banks and other financial companies and industrials.
(Industrials is a very broad grouping that is essentially comprised of all companies not included in the financial services, transportation or utilities categories.)

Outlook

     In our view, interest rates will likely move gradually higher, but we don't expect a steep increase. In light of this outlook, the Calvert Income Fund remains defensively structured.

 We appreciate your investment.

Sincerely,




Barbara J. Krumsiek
President

April 25, 1997



                                   Portfolio Statistics

                                   Maturity Schedule
    % of Portfolio                               3/31/97       9/30/96

    Less than 1 Year                                 3%             1%
    1-5 Years                                       23%            10%
    5-10 Years                                      35%            30%
    10-20 Years                                      5%            28%
    20-30 Years                                     27%            27%
    30 Years and Above                               6%             4%
      Weighted Average                         15 years       15 years


                                 SEC Yields
    Thirty Days Ended                            3/31/97       9/30/96

    A Shares                                      5.52%          5.68%
                                Average Annual Total Returns
                               for periods ended March 31, 1997

                              Class A Shares
                       One Year                   .28%
                       Five Years                6.35%
                       Ten Years                 7.76%

                        Performance Comparison
                        Comparison of change in value of $10,000 investment.

     Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.


                                                     Principal
 Debt Securities - 82.8%                             Amount       Value

Corporate Bonds - 71.6%
ABN Amro Bank of Nevada Chicago Branch Subordinate Notes
   dtd. 5/31/95, 7.55%, 6/28/06                    $1,000,000   $1,005,360
American General Institute Capital A,
7.57%, 12/1/45                                      2,000,000    1,799,294
Arvin Industries Inc., 6.875%, 2/15/01              2,000,000    1,933,840
BT Institutional Capital Trust, 8.09%, 12/1/26      1,000,000      950,503
CIT Capital Trust, 7.70%, 2/15/27                   1,000,000      938,200
Deutsche Bank Financial, Inc., 6.70%, 12/13/06      1,500,000    1,426,455
Export Import Bank of Korea, 6.50%, 2/10/02         1,000,000      966,250
First National Bank of Omaha, 7.32%, 12/1/10        1,000,000      958,650
First Union Capital One, 7.935%, 1/15/27            2,000,000    1,923,920
International Business Machine Corp.,
7.00%, 10/30/25                                     1,500,000    1,365,390
Lehman Brothers Holdings, Inc., 6.90%, 1/29/01      2,000,000    1,978,400
Leland Stanford Jr. University, 7.65%, 6/15/26      1,000,000    1,006,030
Mcleod, Inc., 10.50%, 3/1/07                        1,000,000      550,000
Nationsbank Corp., 7.50%, 9/15/06                   1,500,000    1,492,305
Renaissance Capital Trust, 8.54%, 3/1/27            1,500,000    1,463,640
Salomon, Inc., 6.50%, 3/1/00                        2,000,000    1,966,780
Smith Barney Holdings, Inc., 7.00%, 3/15/04         1,000,000      975,810
Societe Generale New York, 7.40%, 6/1/06            1,000,000      987,720
TIG Capital Trust, 8.597%, 1/15/27                  1,000,000      989,922
Toronto Dominion Bank, 6.50%, 1/15/07               1,000,000      985,827
USG Corp., 8.50%, 8/1/05                            2,000,000    2,035,000
Wells Fargo Capital, 6.875%, 4/1/06                 1,000,000      956,740

                                                                28,656,036

Mortgage Securities - 0.0%
Government National Mortgage Association, Pool 137518,
   11.00%, 10/15/15                                     2,341        2,645

                                                                     2,645

Municipal Bonds - 8.7%
Chickasaw Nation Oklahoma Certificate of Participation,
   10.00%, 8/1/03*                                  1,310,000    1,179,000
Maryland State Economic Development Corp.,
 8.00%, 10/1/05                                     1,000,000      987,840
Maryland State Economic Development Corp.,
 8.625%, 10/1/19                                      750,000      762,195
Texas Veterans Housing Fund II
General Obligation, 7.35%, 12/1/21                    600,000      554,568

                                                                 3,483,603


Repurchase Agreements - 2.5%
Paine Webber, 6.35%, dated 3/31/97, due 4/1/97
   (Collateral: $1,029,383 FHLMC, 7.00%, 10/1/26)   1,000,000    1,000,000

                                                                 1,000,000


   Total Debt Securities (Cost $33,826,401)                     33,142,284

 Equity Securities - 3.6%                                Shares       Value

Preferred Stocks
Australian & New Zealand Bank, Preferred               13,000     $347,750
Bankers Trust NY, Preferred                            15,000      384,375
ELF Overseas, Ltd., Series A, Preferred                12,500      326,563
Santander Oversea Bank, Inc., Series D, Preferred      15,000      378,750

   Total Equity Securities (Cost $1,388,250)                     1,437,438

   TOTAL INVESTMENTS (Cost $35,214,651) - 86.4%                 34,579,722
   Other assets and liabilities, net - 13.6%                     5,430,018

   Net Assets - 100%                                            $40,009,740



 Assets                                                               Value


Investments in securities, at value                             $34,579,722
Cash                                                             1,930,600
Receivable for securities sold                                   9,350,660
Receivable for shares sold                                          28,995
Interest and dividends receivable                                  559,618
Other assets                                                        15,040

   Total assets                                                 46,464,635

 Liabilities


Payable for securities purchased                                 6,337,170
Payable for shares redeemed                                         64,264
Payable to Calvert Asset Management Co., Inc.                       28,064
Payable to Calvert Shareholders Services, Inc.                       5,175
Payable to Calvert Distributors, Inc.                                5,238
Accrued expenses and other liabilities                              14,984

   Total liabilities                                             6,454,895

     Net assets                                                $40,009,740


 Net Assets Consist of:

Paid-in capital applicable to 2,434,563 outstanding shares of beneficial interest;
   unlimited number of no par shares authorized                 $40,851,032
Undistributed net investment income (loss)                           (4,251)
Accumulated net realized gain (loss) on investments                (202,112)
Net unrealized appreciation (depreciation) on investments          (634,929)

   Net assets                                                   $40,009,740


   Net Asset Value per Share                                        $16.43


 Net Investment Income

Investment Income
   Interest income                                               $1,548,895
   Dividend income                                                   58,771

     Total investment income                                      1,607,666

Expenses
   Investment advisory fee                                          151,221
   Transfer agency fees and expenses                                 34,820
   Distribution Plan expenses                                        33,240
   Trustees' fees and expenses                                        2,444
   Custodian fees                                                    10,700
   Registration fees                                                 18,770
   Reports to shareholders                                           20,799
   Professional fees                                                  4,820
   Miscellaneous                                                      6,356
   Reimbursement from Advisor                                          (620)

     Total expenses                                                 282,550
     Fees paid indirectly                                           (10,700)

        Net expenses                                                271,850

         Net Investment Income                                    1,335,816


 Realized and Unrealized Gain (Loss) on
 Investments


Net realized gain (loss)                                            294,738
Change in unrealized appreciation or depreciation                  (276,953)


         Net Realized and Unrealized Gain
         (Loss) on Investments                                       17,785


         Increase (Decrease) in Net Assets
         Resulting From Operations                               $1,353,601

Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                     $1,335,816   $2,648,037
   Net realized gain (loss)                            294,738       83,953
   Change in unrealized appreciation or depreciation  (276,953)    (889,184)


   Increase (Decrease) in Net Assets
   Resulting From Operations                         1,353,601    1,842,806


Distributions to shareholders from
   Net investment income:
     Class A Shares                                 (1,337,201)  (2,606,323)
     Class C Shares                                     (2,866)     (54,133)
   Distribution in excess of net realized gain:
     Class A Shares                                          -     (62,966)
     Class C Shares                                          -     (1,516)

   Total distributions                              (1,340,067)  (2,724,938)

Capital share transactions:
   Shares sold:
     Class A Shares                                  2,203,371    4,750,562
     Class C Shares                                      4,736    1,203,271
   Shares issued from merger:
     Class A Shares                                          -   7,603,794
     Class C Shares                                          -    303,797
   Reinvestment of distributions:
     Class A Shares                                  1,100,044    2,243,906
     Class C Shares                                      2,459       54,829
   Shares redeemed:
     Class A Shares                                 (7,718,039) (11,964,864)
     Class C Shares                                 (1,406,144)    (905,976)

   Total capital share transactions                 (5,813,573)   3,289,319

Total Increase (Decrease) in Net Assets             (5,800,039)    2,407,187

Net Assets

Beginning of period                                 45,809,779   43,402,592

End of period (including undistributed net investment
   income of $(4,251) and $0, respectively)        $40,009,740  $45,809,779


 Capital Share Activity


Shares sold:
   Class A Shares                                      131,407      284,027
   Class C Shares                                          291       72,532
Shares issued from merger:
   Class A Shares                                            -      461,675
   Class C Shares                                            -       18,753
Reinvestment of distributions:
   Class A Shares                                       65,802      134,740
   Class C Shares                                          151        3,352
Shares redeemed:
   Class A Shares                                     (460,226)    (717,676)
   Class C Shares                                      (85,584)     (55,738)

Total capital share activity                          (348,159)     201,665




Note A--Significant Accounting Policies
     General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. On October 29, 1996, all outstanding Class C shares in the Fund were converted into an equivalent value of Class A shares. This transaction was a non-taxable exchange and no sales charge was applied to the Class A shares issued.

     On May 23, 1996, the net assets of Calvert U.S. Government Fund were merged into the Fund. The acquisition was accomplished by a tax free exchange of 480,428 shares of the Fund (valued at $7,907,591) for the 555,054 shares of the U.S. Government Fund outstanding at May 23, 1996. The U.S. Government Fund's net assets at that date, including $172,000 of unrealized depreciation and $328,884 of undistributed realized net losses were combined with those of the Fund. The aggregate net assets of the Fund and U.S. Government Fund immediately before the acquisition were $40,339,463 and $7,910,153, respectively.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

     Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B--Related Party Transactions

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .70% of the Fund's average daily net assets.

     The Advisor reimburses the Fund for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $6,775 as its portion of the commissions charged on sales of the Fund's shares.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C--Investment Activity

     During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $394,113,779 and $404,246,086, respectively.

     The cost of investments owned at March 31, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $634,929, of which $105,360 related to appreciated securities and $740,289 related to depreciated securities.

     Net realized capital loss carryforwards acquired in the merger of the U.S. Government Fund, of approximately $329,000, may be utilized to offset current or future capital gains for federal income tax purposes, until expiration in 2001 through 2002.


 Class A Shares


Net asset value, beginning               $16.47        $16.82        $15.68

Income from investment operations
   Net investment income                    .52          1.01          1.11
   Net realized and unrealized gain (loss) (.04)         (.32)         1.14

     Total from investment operations       .48           .69          2.25

Distributions from
   Net investment income                   (.52)        (1.01)        (1.11)
   In excess of net realized gain             -          (.03)            -

     Total distributions                   (.52)        (1.04)        (1.11)

Total increase (decrease)
in net asset value                         (.04)         (.35)         1.14

Net asset value, ending                  $16.43        $16.47        $16.82


Total return*                              2.92%         4.21%        14.90%

Ratios to average net assets:
   Net investment income                   6.20%(a)      6.02%         6.89%

   Total expenses                         1.30%(a)       1.26%         1.26%

   Net expenses                           1.25%(a)       1.23%         1.23%
Portfolio turnover                          971%          153%          135%
Net assets, ending (in thousands)       $40,010       $44,431       $42,637
Number of shares outstanding,
   ending (in thousands)                  2,435         2,698         2,535



 Class A Shares


Net asset value, beginning               $18.41        $17.50        $16.61

Income from investment operations
   Net investment income                   1.16          1.23          1.28
   Net realized and unrealized gain (loss)(2.42)          .91           .89

     Total from investment operations     (1.26)         2.14          2.17

Distributions from
   Net investment income                 (1.16)        (1.23)        (1.28)
   Net realized gain                      (.31)            -             -

     Total distributions                 (1.47)        (1.23)        (1.28)

Total increase (decrease)
 in net asset value                      (2.73)           .91          .89

Net asset value, ending                 $15.68         $18.41       $17.50


Total return*                            (6.94%)        12.74%       13.66%

Ratios to average net assets:
   Net investment income                  6.86%         6.93%         7.59%
   Total expenses                            -            -            -

   Net expenses                           1.07%         1.00%         1.04%
Portfolio turnover                          34%           25%           18%
Net assets, ending (in thousands)       $45,936       $53,134       $43,494
Number of shares outstanding,
   ending (in thousands)                  2,929         2,886         2,486


CLASS C SHARES

Net asset value, beginning           $16.19     $16.56       $15.63     $17.35

Income from investment operations
   Net investment income                .01        .74          .81        .57
   Net realized and unrealized
gain (loss)                             .31       (.42)        1.09      (1.67)

     Total from investment operations   .32        .32         1.90      (1.10)

Distributions from
   Net investment income           (.04)      (.66)        (.97)      (.62)
   In excess of net realized gain     -       (.03)           -          -

     Total distributions           (.04)      (.69)        (.97)      (.62)

Total increase (decrease)
in net asset value                  .28       (.37)         .93       (1.72)

Net asset value, ending          $16.47     $16.19       $16.56      $15.63


Total return*                      2.01%      1.96%       12.58%    (5.47%)

Ratios to average net assets:
   Net investment income        3.65%(a)      3.96%        4.71%   5.62%(a)
   Total expenses               3.29%(a)      3.37%        3.37%          -

   Net expenses                 3.26%(a)      3.34%        3.34%   2.65%(a)
   Expenses reimbursed           .63%(a)         -          .69%   7.29%(a)
Portfolio turnover                    2%       153%         135%        34%

Net assets, ending (in thousands) $1,064       $1,379       $766     $413

Number of shares outstanding,
     ending (in thousands)          65         85           46         26




(a) Annualized
     * Total return is not annualized and does not reflect deduction of Class A fron-end sales charges.
     Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reduction are included in the ratio of net expenses.
** From March 1, 1994, inception

                                                  A SPECIAL NOTICE TO ALL
                                                CALVERT GROUP SHAREHOLDERS

     We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

     Ms. Krumsiek replaces former Calvert Group president, Clifton S. Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

     We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

                                               CALVERT STRATEGIC GROWTH FUND

Dear Shareholder:

     This report for the Calvert Strategic Growth Fund covers the 12-month period ended March 31, 1997.

     The market's advance continued into the second quarter of 1996, the first period covered by this report. In June, signs of stronger economic growth increased fears of higher interest rates, which caused stocks to stumble. The market rallied back during the fourth quarter of 1996 and first quarter of 1997 as measured by the most widely covered market averages, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, but many stock market groups did not participate in the advance.

     Short-term interest rates remained low on a historical basis but began to trend higher heading into 1997. In March, the Federal Reserve intervened to slow the pace of economic growth and took steps to raise rates.

A Review of the Fund's Objective

     The Strategic Growth Fund's investment objective is maximum long-term growth. In favorable markets, we select stocks that we believe have exceptional earnings potential. These are typically stocks with small- to mid-market capitalizations. When our outlook for the market is decidedly negative, we have the flexibility to employ defensive strategies, including selling stock short and moving assets into cash positions. In determining the outlook for the market, the Fund's manager utilizes a proprietary risk-assessment model called the Five Market Principles. Based on an analysis of a number of factors, the Five Market Principles model indicates the degree of market risk (high, moderate and low) and signals buy and sell points.

Fund Performance and Strategy

     This was a very difficult period for the Fund. After beating our benchmarks soundly for the nine months ending December 31, 1996, all gains were lost in the first quarter of 1997.

     Our strategy throughout the fiscal year was to participate in the market's upside potential while also paying close attention to the moderately high level of risk signaled by the Five Market Principles model. We began with roughly 70% of assets committed to equity securities and a 28% cash position. When some of our market indicators deteriorated in mid-year, we raised the Fund's cash level to approximately 40%. This defensive strategy buoyed the Fund's performance relative to the benchmark indexes when the market suffered a setback at the end of June into July.

     Anticipating that small- to mid-cap companies would rally back, we took advantage of this opportunity and added to positions in promising companies. However, the market's advance in the second half of 1996 into the first quarter of 1997 was led by large-cap companies. Our large commitment to technology stocks, which were hit hard during the first quarter of 1997, and put options on the Standard & Poor's 500 Stock Index also worked against us. (Put options offer protection against a potential decline in the value of the stock market.)

     As we explained in our letter to shareholders dated March 31, this was an especially frustrating situation, especially since the majority of the small-cap growth stocks held in the Fund's portfolio have met or exceeded analysts' earnings estimates and are projected to generate earnings growth well above the average for companies included in the Standard & Poor's Index.

     In mid-March, the Five Market Principles model signaled an intermediate-term sell signal, and we again raised our cash position. This defensive strategy has helped us to outperform our benchmark indexes from March 17 through the date of this letter.

Outlook

     While we ask that investors measure our performance on a long-term basis, we realize that negative returns are never good news. We remain confident in the Fund's ability to generate positive returns over the long-term and appreciate your continued support.

Sincerely,




Cedd Moses                          Barbara J. Krumsiek
Portfolio Manager                   President

April 25, 1997


                                   Portfolio Statistics

                                   Ten Largest Stock Holdings
                                   as of March 31, 1997
                                      of Net Assets

      Vantive Corp.                                               4.0%
      Clarify, Inc.                                               3.5%
      Gucci Group, N.V.                                           2.9%
      Dollar Tree Stores, Inc.                                    2.7%
      Sapient Corp.                                               2.7%
      Sanmina Corp.                                               2.5%
      Harbinger Corp.                                             2.5%
      Delta Air Lines, Inc.                                       2.1%
      Qualcomm, Inc.                                              2.1%
      TJX Companies, Inc.                                         2.0%

        Total                                                    27.0%

                                     Average Annual Total Returns
                                     for periods ended March 31, 1997
              Class A Shares
              One Year                           -24.92%
              Since Inception (5/94)               -.66%
              Class C Shares
              One Year                           -21.75%
              Since Inception (5/94)                .23%


                         Calvert Strategic Growth Fund
                       Comparison of change in value of $10,000 investment







     Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. Past performance is no guarantee of future results.

                                 Report of Independent Accountants

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Strategic Growth Fund:

     We have audited the accompanying statement of assets and liabilities of Calvert Strategic Growth Fund, including the statement of investments, as of March 31,1997 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 5, 1994 (commencement of operations) through March 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Strategic Growth Fund as of March 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                    COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
May 9, 1997


Equity Securities - 47.2%                                Shares       Value

Airline - 2.1%
Delta Air Lines, Inc.                                   27,900   $2,347,087

Commercial Services - 0.0%
NCOGroup, Inc. *                                         2,500       54,687

                                                                     54,687

Computer Services - 6.9%
Harbinger Corp. *                                      125,450    2,759,900
Sapient Corp. *                                         92,200    2,950,400
Technology Solutions Co. *                              70,990    1,961,099

                                                                  7,671,399

Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                  18,500      883,375

                                                                    883,375


Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                               36,100    1,674,137
Sanmina Corp. *                                         62,800    2,810,300
Vitesse Semiconductor Corp. *                           67,950    1,877,119

                                                                  6,361,556


Health Care - 2.0%
Oxford Health Plans, Inc. *                             37,600    2,204,300

                                                                  2,204,300


Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *                            62,600    2,237,950

                                                                  2,237,950


Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                             28,200    1,286,625
Varco International, Inc. *                             42,400    1,060,000

                                                                  2,346,625


Oil and Gas - Field Services - 0.3%
Trico Marine Services, Inc. *                            7,900      375,250

                                                                    375,250

Gucci Group, N.V.                                       44,900    3,238,413
TJX Companies, Inc.                                     52,400    2,240,100

                                                                  5,478,513


Equity Securities (Cont'd)                               Shares       Value


Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                82,000   $3,034,000

                                                                  3,034,000


Software - Applications - 11.4%
Clarify, Inc.*                                         161,600     3,898,600
Documentum, Inc. *                                      32,800      606,800
Parametric Technology Corp. *                           26,800    1,209,350
Pegasystems, Inc. *                                     13,700      275,713
Siebel Systems, Inc. *                                 129,600    2,170,800
Vantive Corp. *                                        218,200    4,473,100

                                                                 12,634,363

Software - Education and Entertainment - 0.1%
Crystal Dynamics, Inc., Series D  *                    13,334       62,403

                                                                    62,403


Telecommunications - 6.2%
Advanced Fibre Communications *                         62,700   2,022,075
DSC Communications Corp. *                              97,200    2,035,125
Qualcomm, Inc. *                                        41,600    2,345,200
Sourcecom Corp., Series B, Preferred   *               100,000      430,000
                                                                  6,832,400


     Total Equity Securities (Cost $57,759,566)                  52,523,908

                                                      Principal
Corporate Obligations - 21.8%                         Amount

Baldwin Park, California Redevelopment Agency, VRDN,
   5.66%, 8/1/23, LOC: Wells Fargo Bank, Confirming LOC:
   Sumitomo Bank Ltd. **                          $14,500,000    14,500,000
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC:
   First American Bank, MI  **                       9,725,000    9,725,000


     Total Corporate Obligations (Cost $24,225,000)              24,225,000

Repurchase Agreements - 17.1%


State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
   (Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)    19,000,000     19,000,000

     Total Repurchase Agreements (Cost $19,000,000)                  19,000,000

U.S. Treasury - 3.5%


U.S. Treasury Notes, 5.00%, 2/15/99                    4,000,000      3,901,800


     Total U.S.Treasury (Cost $3,946,890)                             3,901,800


                                                      Principal
Municipal Obligations - 3.1%                          Amount       Value

Gardena, California Certificates of Participation,
VRDN, 6.35%,
   7/1/25, LOC: Sumitomo Trust & Banking, Confirming
   LOC: Dai-Ichi Kangyo  **                         $3,475,000   $3,475,000


     Total Municipal Obligations (Cost $3,475,000)                3,475,000

Options Purchased - 3.1%                              Contracts

S&P 500 Index Put Options
   Expiration 5/17/97, Strike Price 790                    265      993,750
S&P 500 Index Put Options
   Expiration 5/17/97, Strike Price 800                    265    1,205,750
S&P 500 Index Put Options
   Expiration 6/21/97, Strike Price 790                    330    1,204,500

     Total Options Purchased (Premium $2,405,018)                  3,404,000

                                                      Principal
Community Loan Notes - 2.0%                             Amount

Cascadia Revolving Loan Fund, 4.00%, 4/30/99            75,000       72,453
Dorchester Bay Economic Development Corp.,
4.00%, 7/15/97                                          50,000       47,605
Illinois Facilities Fund, 4.00%, 9/30/99               250,000      249,955
Low Income Housing Fund, 4.00%, 1/12/99                350,000      343,231
Mercy Loan Fund, 4.00%, 1/13/01                        200,000      196,166
Minnesota Non Profits Assistance Fund,
3.00%, 4/30/01                                         200,000      192,278
Northeast South Dakota Energy Conservation Corp.,
   4.00%, 4/30/99                                       75,000       72,453
Ohio Community Development Finance Fund,
5.00%, 5/31/99                                         500,000      485,360
Rural Community Assistance Fund, 4.00%, 6/28/99        100,000       95,210
Self Help Ventures Fund, 4.00%, 3/31/00                300,000       27,654
Unitarian Universalist Affordable
Housing Corp., 4.00%, 6/28/99                          80,000        76,168
Washington Area Community Investment Fund,
 4.00%, 6/28/99                                       100,000        95,210
Working Capital, 4.00%, 9/30/97                        50,000        49,181

     Total Community Loan Notes (Cost $2,330,000)                 2,222,924

Certificates of Deposit - 0.3%

Self Help Credit Union, 5.10%, 2/24/98                100,000        99,581
South Shore Bank, 5.35%, 2/9/98                        200,000      199,108

     Total Certificates of Deposit (Cost $300,000)                  298,689

       TOTAL INVESTMENTS (Cost $113,441,474) - 98.1%            109,051,321
       Other assets and liabilities, net - 1.9%                   2,097,244

       Net Assets - 100%                                       $111,148,565

                                             SCHEDULE OF SECURITIES SOLD SHORT
                                                      MARCH 31, 1997

Equity Securities                                        Shares       Value

Gateway 2000, Inc.                                      21,800   $1,117,250
International Flavors and Fragrances                    12,600      551,250
MBNA Corp.                                              18,800      524,050
Microsoft Corp.                                         12,100    1,109,419

     TOTAL EQUITY SECURITIES SOLD SHORT
     (Proceeds $3,507,356)                                      $3,301,969


Assets


Investment in securities, at value                              $90,051,321
Repurchase Agreements                                            19,000,000
Cash                                                                295,202
Receivable for securities sold                                    2,354,435
Receivable for shares sold                                          277,319
Interest and dividends receivable                                   149,577
Deposits with brokers                                            11,134,403
Other assets                                                         25,681

   Total assets                                                 123,287,938

Liabilities

Payable for securities purchased                                  8,062,330
Payable for shares redeemed                                         479,873
Securities sold short, at value (proceeds $3,507,356)             3,301,969
Payable to Calvert Asset Management Co., Inc.                       154,580
Payable to Calvert Administrative Services Co.                       20,107
Payable to Calvert Shareholder Services, Inc.                        30,080
Payable to Calvert Distributors, Inc.                                36,313
Accrued expenses and other liabilities                               54,121

   Total liabilities                                             12,139,373

     Net assets                                                $111,148,56


Net Assets Consist of:

Paid-in capital applicable to the following shares of beneficial interest;
   unlimited number of no par shares authorized:
     Class A: 6,798,190 shares outstanding                     $111,527,830
     Class C: 1,207,832 shares outstanding                       19,574,492
Accumulated net gain (loss) on investments                      (15,768,991)
Net unrealized appreciation (depreciation) on investments        (4,184,766)

   Net assets                                                  $111,148,565


Net Asset Value per Share


Class A (based on net assets of $94,624,910)                  $13.92

Class C (based on net assets of $16,523,655)                  $13.68



Net Investment Income


Investment Income
   Interest income                                               $2,290,257
   Dividend income (net of foreign taxes of $3,749)                  49,322

     Total investment income                                      2,339,579

Expenses
   Investment advisory fee                                        2,368,558
   Transfer agency fees and expenses                                369,737
   Distribution Plan expenses:
     Class A                                                        330,161
     Class C                                                        255,511
   Trustees' fees and expenses                                       18,144
   Administrative fees                                              315,231
   Custodian fees                                                    43,926
   Registration fees                                                 45,189
   Reports to shareholders                                          119,748
   Professional fees                                                 33,266
   Miscellaneous expenses                                            98,205
   Reimbursement from Advisor                                      (133,668)

     Total expenses                                               3,864,008
     Fees paid indirectly                                           (43,926)

        Net expenses                                              3,820,082

       Net Investment Income (Loss)                              (1,480,503)


Realized and Unrealized Gain (Loss)
on Investments

Net realized gain (loss) on:
     Securities                                                 (54,447,117)
     Options written                                             39,363,392
     Securities sold short                                        2,005,998

                                                                (13,077,727)

Change in unrealized appreciation or depreciation               (17,618,112)

       Net Realized and Unrealized Gain
       (Loss) on Investments                                    (30,695,839)

       Increase (Decrease) in Net Assets
       Resulting From Operations                               $(32,176,342)



Increase (Decrease) in Net Assets


Operations
   Net investment income (loss)                    $(1,480,503)  $1,151,276
   Net realized gain (loss)                        (13,077,727)   6,911,057
   Change in unrealized appreciation
or depreciation                                    (17,618,112)   9,845,857


Increase (Decrease) in Net Assets
 Resulting From Operations                         (32,176,342)  17,908,190

Distributions to shareholders from
   Net investment income:
     Class A Shares                                          -   (1,548,699)
     Class C Shares                                          -     (152,946)
   Net realized gain:
     Class A Shares                                 (7,118,058)  (1,624,507)
     Class C Shares                                 (1,330,049)    (328,896)

   Total distributions                              (8,448,107)  (3,655,048)

Capital share transactions :
   Shares sold:
     Class A Shares                                 56,234,527   64,185,609
     Class C Shares                                  8,079,284   15,176,622
   Reinvestment of distributions:
     Class A Shares                                  6,395,403    2,842,563
     Class C Shares                                  1,289,807      465,985
   Shares redeemed:
     Class A Shares                                (59,113,828) (60,303,058)
     Class C Shares                                (12,207,897) (12,307,161)

   Total capital share transactions                    677,296   10,060,560


Total Increase (Decrease) in Net Assets            (39,947,153)  24,313,702

Net Assets

Beginning of year                                  151,095,718  126,782,016

End of year                                       $111,148,565 $151,095,718


Capital Share Activity


Shares sold:
   Class AShares                                     2,902,855    3,803,233
   Class CShares                                       417,613      905,375
Reinvestment of distributions:
   Class A Shares                                      345,512      164,542
   Class C Shares                                       70,791       27,150
Shares redeemed:
   Class A Shares                                   (3,190,167)  (3,537,947)
   Class C Shares                                     (660,334)    (725,836)

Total capital share activity                          (113,730)     636,517



                                               Notes to Financial Statements

Note A-Significant Accounting Policies

     General: The Calvert Strategic Growth Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

     Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Seurities Sold Short: The Fund may sell securities that it does not own in anticipation of a decline in their market price. Gain or losses represent the difference between the sale proceeds and the current market value of the security.

Deposits  with  Brokers:  The  Fund  maintains  liquid  assets,   including
equivalent securities, sufficient to cover, on a daily basis, the current values of written options and securities sold short.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses duritng the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Fund's average daily net assets. Effective May, 1995, the Fund began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the Russell 2000 Index.

     During the period from January 1, 1995 through December 31, 1996, the Advisor agreed to voluntarily reimburse certain Fund expenses. Under the investment advisory agreement, such expenses could be recaptured by the Advisor from January 1, 1997 through December 31, 1998 provided the Fund"s expenses ratio does not exceed the lowest state expense limitation prevailing at the time of the voluntary reimbursement. Pursuant to this agreement, $47,638 of such expenses are subjectto recapture by the Advisor and voluntary expenses waived prior to January 1, 1995 are now permanently waived.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of the Fund.


     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $194,570 as its portion of commissions charged on sales of the Fund's shares.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustees fees are allocated to each of the funds served.


Note C-Investment Activity
     During the year, purchases and sales of investments, other than short-term securities, were $173,858,312 and $209,163,855, respectively.

     The cost of investments owned at March 31, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $4,390,153, of which $2,658,033 related to appreciated securities and $7,048,186 related to depreciated securities.

     Net realized capital loss carryforwards, for federal income tax purposes, of $1,727,755 at March 31, 1997 may be utilized to offset current and future capital gains until expiration through March 31, 2005.

     The following summarizes the Fund's transactions in written call and put options during the year:

Options                                         Contracts            Premiums

Outstanding, beginning of year                 28,000           $55,970,132
Written                                        13,604             7,197,453
Exercised                                        (901)             (569,448)
Closed                                        (21,238)          (40,465,073)
Expired                                       (19,465)          (22,133,064)

Outstanding, ending of year                        -                    -



Class A Shares

Net asset value, beginning               $18.64        $16.96        $15.00

Income from investment operations
   Net investment income (loss)           (.16)           .13           .20
 Net realized and unrealized gain (loss) (3.53)          1.96          2.21

     Total from investment operations    (3.69)          2.09          2.41

Distributions from
   Net investment income                      -        (.20)         (.04)
   Net realized gain                     (1.03)         (.21)         (.41)

     Total distributions                 (1.03)         (.41)         (.45)

Total increase (decrease)
in net asset value                       (4.72)         1.68          1.96

Net asset value, ending                  $13.92        $18.64        $16.96


Total return*                            (21.17%)       12.56%        16.08%

Ratios to average net assets:
   Net investment income (loss)          (.73%)          .90%      1.47%(a)
   Total expenses                        2.32%          2.32%            -

   Net expenses                           2.30%         2.29%      2.55%(a)
   Expenses reimbursed                     .10%          .14%       .31%(a)

Portfolio turnover                         151%          402%          480%

Average commission rate paid             $.0782            -            -
Net assets, ending (in thousands)      $94,625      $125,606      $107,004
Number of shares outstanding,
   ending (in thousands)                  6,798         6,740         6,310





Class C Shares


Net asset value, beginning               $18.47        $16.86        $15.00

Income from investment operations
   Net investment income (loss)           (.35)         (.02)           .12
   Net realized and unrealized
gain (loss)                               (3.41)         1.94          2.18

     Total from investment operations     (3.76)         1.92          2.30

Distributions from
   Net investment income                      -         (.10)         (.03)
   Net realized gain                     (1.03)         (.21)         (.41)

     Total distributions                 (1.03)         (.31)         (.44)

Total increase (decrease)
 in net asset value                     (4.79)          1.61          1.86

Net asset value, ending                $13.68         $18.47        $16.86


Total return*                          (21.75%)        11.57%        15.32%

Ratios to average net assets:
   Net investment income (loss)         (2.00%)          .02%          .83%(a)
   Total expenses                        3.11%          3.18%            -

   Net expenses                           3.09%         3.16%         3.45%(a)
   Expenses reimbursed                        -            -           .20%(a)
Portfolio turnover                         151%          402%          480%
Average commission rate paid             $.0782            -             -
Net assets, ending (in thousands)       $16,524       $25,490         $19,778
Number of shares outstanding,
   ending (in thousands)                  1,208         1,380         1,173


(a) Annualized
     * Total return is not annualized and does not reflect deduction of Class A fron-end sales charges.
     Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reduction are included in the ratio of net expenses.
** From May 5, 1994, inception

                                                  A SPECIAL NOTICE TO ALL
                                                CALVERT GROUP SHAREHOLDERS

     We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

     Ms. Krumsiek replaces former Calvert Group president, Clifton S. Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

     We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.


                                                    CALVERT NEW VISION
                                                      SMALL CAP FUND

Dear Shareholder:
     We welcome all investors to the Calvert New Vision Small Cap Fund, which began operations on January 31, 1997. This is the Fund's first annual report. It covers the two-month period from the Fund's inception to March 31.
     During this period, the stock market experienced an exceptionally high degree of volatility. The most widely referenced market averages, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, posted positive gains; however many averages of the broader market's performance did not. Small-cap stocks especially were left out of the market's advance, which had a negative effect on this new Fund's performance.

Fund Objective
     The New Vision Small Cap Fund seeks long-term capital appreciation through investment primarily in equity securities of small companies traded in US stock markets. We consider a small company to be one with a market capitalization (share price 5 number of shares outstanding) of $1 billion or less at the time of our initial investment. We utilize a rigorous quantitative screening process to cull out those stocks that appear to have the best potential for growth. Using that list as a starting point, our research team then performs additional levels of analysis to identify the most promising investments. Investments must also meet the Fund's standards for responsible practices and policies regarding the environment, involvement in the manufacture of weapons systems, employee relations and product safety.

Fund Performance and Strategy
     The Fund's launch was unfortunately during a period of underperformance for small-company stocks. Historically, small-cap companies have outperformed large-cap issues during the first months of the year, but this trend did not hold in 1997.
     Our focus during this period was on identifying high-quality small-cap issues and investing the Fund's cash position. As of the close of this period, we were 41% invested. In light of the exceptionally volatile market conditions, we are being extremely selective, adding only those stocks that our quantitative, fundamental and technical analyses show to have very strong potential for growth. Specifically, we are looking to identify fast-growing, leading-edge companies whose products or services bring to market the latest advances in industries such as medicine, technology and communications.

Outlook
     In our opinion, small-cap stocks are now trading at compelling valuations. Companies represented in the S&P 500 Index are expected to grow earnings at 15% (estimated '97), whereas companies represented in the Russell 2000, an index that includes a greater percentage of small companies, are forecast to grow earnings at 35% (estimated '97) and have considerably lower price/earnings multiples. (A company's P/E ratio is an indication of how much investors are willing to pay for the company's growth potential. The lower the P/E, the less expensive the growth potential.)
     Although prices of small-cap stocks tend to fluctuate more widely than those of large-cap stocks, we believe that ownership in America's visionary small companies can play an important role in a long-term investment strategy. We're very excited about the Fund's long-term prospects.

Sincerely,




Cedd Moses                          Barbara J. Krumsiek
Portfolio Manager                   President

April 25, 1997

                              Portfolio Statistics
                                Ten Largest Stock Holdings
                              as of March 31, 1997
                                                            % of Net Assets

      Harbinger Corp.                                             4.7%
      PRIAutomation, Inc.                                         3.4%
      Vantive Corp.                                               3.0%
      Sapient Corp.                                               2.9%
      Clarify, Inc.                                               2.7%
      Varco International, Inc.                                   2.7%
      Cymer, Inc.                                                 2.5%
      Documentum, Inc.                                            2.5%
      Vitesse Semiconductor Corp.                                 2.3%
      Siebel Systems, Inc.                                        2.2%

         Total                                                   28.9%





                                            Report of Independent Accountants

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

     We have audited the accompanying statement of assets and liabilities of Calvert New Vision Small Cap Fund, including the statement of investments, as of March 31, 1997, and the related statement of operations, statement of changes in net assets and financial highlights for the period January 31, 1997 (commencement of operations) through March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert New Vision Small Cap Fund as of March 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the period stated in the first paragraph, in conformity with generally accepted accounting principles.


                                    COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
May 9, 1997



 Equity Securities - 38.9%                               Shares       Value
Computer Services - 9.4%
Harbinger Corp. *                                       3,000      $66,000
Sapient Corp. *                                         1,300       41,600
Technology Solutions Co. *                                900       24,863

                                                                   132,463

Electronics - Laser Systems/Component - 2.5%
Cymer, Inc. *                                           1,000       35,875

                                                                    35,875


Electronics - Semiconductor Equipment - 3.4%
PRI Automation, Inc. *                                  1,000       47,750

                                                                    47,750


Electronics - Semiconductor Manufacturing - 4.6%
Sanmina Corp. *                                           700       31,325
Vitesse Semiconductor Corp. *                           1,200       33,150

                                                                    64,475


Oil and Gas - Equipment - 2.7%
Varco International, Inc. *                             1,500       37,500

                                                                    37,500

Oil and Gas - Field Services - 2.0%
Trico Marine Services, Inc. *                             600       28,500

                                                                    28,500


Software - Applications - 12.2%
Clarify, Inc.*                                          1,600       38,600
Documentum, Inc. *                                      1,900       35,150
Pegasystems, Inc. *                                     1,200       24,150
Siebel Systems, Inc. *                                  1,900       31,825
Vantive Corp. *                                         2,100       43,050

                                                                   172,775


Software - Database/Development Tools - 1.7%
Rational Software Corp. *                               1,200       24,750

                                                                    24,750


Telecommunications - 0.4%
Ciena Corp. *                                             200        5,687



       TOTAL INVESTMENTS (Cost $660,040) - 38.9%                   549,775
       Other assets and liabilities, net - 61.1%                   865,210

       Net Assets - 100%                                        $1,414,985


 Assets                                                               Value


Investments in securities, at value                                $549,775
Cash                                                                812,452
Receivable for securities sold                                       24,123
Receivable for shares sold                                           19,004
Receivable from Calvert Asset Management Co., Inc.                    9,562
Other assets                                                         41,288

   Total assets                                                   1,456,204


 Liabilities


Payable for securities purchased                                     31,811
Payable for Calvert Administrative Services Co.                         114
Payable to Calvert Shareholders Services, Inc.                          778
Payable to Calvert Distributors, Inc.                                   397
Accrued expenses and other liabilities                                8,119

   Total liabilities                                                 41,219

     Net assets                                                  $1,414,985


 Net Assets Consist of:

Paid-in capital applicable to the following shares of beneficial interest;
   unlimited number of no par shares authorized:
     Class A: 101,347 shares outstanding                         $1,458,093
     Class C: 16,690 shares outstanding                             235,822
Accumulated net realized gain (loss) on investments                (168,665)
Net unrealized appreciation (depreciation) on investments          (110,265)

   Net assets                                                    $1,414,985


 Net Asset Value per Share


Class A (based on net assets of $1,214,896)                          $11.99

Class C (based on net assets of $200,089)                            $11.99




 Net Investment Income


Investment Income
   Dividend income                                                        -

     Total investment income                                              -

Expenses
   Investment advisory fee                                           $1,796
   Transfer agency fees and expenses                                  1,459
   Distribution Plan expenses:
     Class A                                                            437
     Class C                                                            246
   Administrative fees                                                  200
   Custodian fees                                                     1,629
   Registration fees                                                  8,723
   Reports to shareholders                                            2,148
   Professional fees                                                  5,500
   Miscellaneous                                                        352
   Reimbursement from Advisor                                       (20,861)

     Total expenses                                                   1,629
     Fees paid indirectly                                            (1,629)

       Net expenses                                                       0

         Net Investment Income (Loss)                                     0

 Realized and Unrealized Gain (Loss)
 on Investments


Net realized gain (loss)                                           (168,665)
Change in unrealized appreciation or depreciation                  (110,265)



         Net Realized and Unrealized Gain
         (Loss) on Investments                                     (278,930)


         Increase (Decrease) in Net Assets
         Resulting From Operations                                ($278,930)




 Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                                           -
   Net realized gain (loss)                                        (168,665)
   Change in unrealized appreciation or depreciation               (110,265)


     Increase (Decrease) in Net Assets
     Resulting From Operations                                     (278,930)


Capital share transactions:
   Shares sold:
     Class A Shares                                               1,525,010
     Class C Shares                                                 241,183
   Shares redeemed:
     Class A Shares                                                 (66,917)
     Class C Shares                                                  (5,361)

   Total capital share transactions                               1,693,915


Total Increase (Decrease) in Net Assets                           1,414,985

Net Assets

Beginning of period                                                      -

End of period                                                    $1,414,985


 Capital Share Activity


Shares sold:
   Class A Shares                                                   106,577
   Class C Shares                                                    17,144
Shares redeemed:
   Class A Shares                                                    (5,230)
   Class C Shares                                                      (454)

Total capital share activity                                        118,037


Note A-Significant Accounting Policies

     General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 1997, offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .90% of the Fund's average daily net assets.

     The Advisor may recapture any fees it defers or expenses it assumes through December 31, 1997. The Advisor has until December 31, 1999 to recapture fees deferred or expenses reimbursed during the previous two-year period.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% and 1.00% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $1,444 as its portion of the commissions charged on sales of the Fund's shares.
     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.


Note C-Investment Activity

     During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $1,142,651 and $313,946, respectively.

     The cost of investments owned at March 31, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $110,265, of which $1,350 related to appreciated securities and $111,615 related to depreciated securities.

     Net realized capital loss carryforwards, for federal income tax purposes, of $149,194 at March 31, 1997 may be utilized to offset current and future capital gains until expiration through March 31, 2005.


Class A Shares

Net asset value, beginning                                           $15.00

Income from investment operations
   Net investment income (loss)                                           -
   Net realized and unrealized gain (loss)                           (3.01)

     Total from investment operations                                (3.01)

Distributions from
   Net investment income                                                  -
   Net realized gain                                                      -

     Total distributions                                                  -

Total increase (decrease) in net asset value                         (3.01)

Net asset value, ending                                              $11.99


Total return*                                                        (20.07)%

Ratios to average net assets:
   Net investment income (loss)                                           -
   Total expenses                                                       .82%(a)

   Net expenses                                                           -
   Expenses reimbursed                                                 8.96%(a)

Portfolio turnover                                                       97%

Average commission rate paid                                           $.0500
Net assets, ending (in thousands)                                     $1,215
Number of shares outstanding, ending (in thousands)                      101






Class C Shares


Net asset value, beginning                                           $15.00

Income from investment operations
   Net investment income (loss)                                           -
   Net realized and unrealized gain (loss)                           (3.01)

     Total from investment operations                                (3.01)

Distributions from
   Net investment income                                                  -
   Net realized gain                                                      -

     Total distributions                                                 -

Total increase (decrease) in net asset value                         (3.01)

Net asset value, ending                                             $11.99

Total return*                                                       (20.07)%

Ratios to average net assets:
   Net investment income (loss)                                          -

   Total expenses                                                  .82%(a)

   Net expenses                                                          -
   Expenses reimbursed                                            21.08%(a)
Portfolio turnover                                                      97%
Average commission rate paid                                         $.0500
Net assets, ending (in thousands)                                      $200
Number of shares outstanding, ending (in thousands)                      17


(a) Annualized
This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
*Total return does not reflect deduction of Class A front-end sales charge.

                                                  A SPECIAL NOTICE TO ALL
                                                CALVERT GROUP SHAREHOLDERS

     We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

     Ms. Krumsiek replaces former Calvert Group president, Clifton S. Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

     We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

                                                      CALVERT CAPITAL
                                                     ACCUMULATION FUND

Dear Shareholder:
     This report for the Calvert Capital Accumulation Fund covers the six-month period ended March 31, 1997. The Fund's fiscal year was changed from September 30 to March 31, so this report covers a short audit period.
     After a mid-year stumble, the market rallied back during the fourth quarter of 1996 and first quarter of 1997, judging by the most widely covered market averages, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, but many stock market groups did not participate in the advance.
     Short-term interest rates remained low on a historical basis but began to trend higher heading into 1997. In March, the Federal Reserve intervened to slow the pace of economic growth and took steps to raise rates.

Fund Performance and Strategy
     The most significant event for shareholders during this period was our rebalancing of the portfolio to focus less on companies with very small market capitalizations (market capitalization = share price 5 number of shares outstanding). We had built a diversified core position in small-cap companies through money managers Apodaca-Johnston Capital Management and Fortaleza Asset Management, on the belief that this would enhance the Fund's performance.
     Unfortunately, the small-cap universe has experienced a degree of volatility relative to mid- and large-cap companies that was above what we expected or considered appropriate for the Fund.
     We reduced  our  small-cap  exposure  by moving  assets  from  those  money managers to Brown Capital Management. Fund assets were moved from Apodaca-Johnston in January and from Fortaleza in March. At the close of this period, 100% of assets were managed by Brown Capital Management.
     The Capital Accumulation Fund's performance lagged its benchmarks for the six- and 12-month periods primarily due to our above-average weightings in some of the weaker performing sectors, especially financial services and health care, and our heavier representation in small-company stocks.

Brown Capital Management
     Brown's investment strategy emphasizes "growth at a reasonable price" meaning that it will purchase stocks with price earnings multiples that are in line with their estimated earnings growth rate. Brown seeks these stocks from among companies with superior management and strong potential for earnings growth and profitability.
     Over the past six months, this manager took steps to identify and invest in several large companies that, in their opinion, will be able to sustain double-digit growth over the next several years, operate at a higher level of profitability than the overall market and were reasonably priced. These included Hewlett-Packard, Illinois Tool Works, Intel, and Johnson & Johnson. As a result of this initiative, the average market capitalization of the companies they selected for the Fund has increased from $9.5 billion at the end of 1996 to $15.3 billion at the close of this reporting period.
     Fund returns were hurt by an overweighting in the financial services and technology sectors. Although the sell-off in these groups negatively affected short-term performance, Brown is confident in the longer-term trends that support their positive outlook for these stocks. Therefore, their response was to selectively add to positions, specifically in Intel, Microsoft, Oracle, Cisco Systems, and Chase Manhattan Bank.

Outlook
     The economic climate looks favorable for stocks and bonds. While rates will likely move a bit higher, we don't anticipate a sharp increase or a halt to the current economic expansion.
     The markets will likely continue to exhibit a high degree of volatility. However, we think many sectors of the stock market, including small-company stocks, financial services and technology issues, have experienced or are now experiencing a correction. With this behind them, they should have room to appreciate.
     Thank you for your investment in the Calvert Capital Accumulation Fund.

Sincerely,

Barbara J. Krumsiek
President

April 25, 1997


                              Portfolio Statistics

                           Ten Largest Stock Holdings
                              as of March 31, 1997
                                 % of Net Assets

      Carnival Corp., Class A                                     3.4%
      Cisco Systems, Inc.                                         3.2%
      Solectron Corp.                                             3.1%
      Home Depot, Inc.                                            3.0%
      Chase Manhattan Corp.                                       3.0%
      Cardinal Health, Inc.                                       2.9%
      EMCCorp.                                                    2.9%
      Newell Co.                                                  2.8%
      Belden, Inc.                                                2.8%
      MCN Corp.                                                   2.7%

         Total                                                   29.8%

                          Average Annual Total Returns
                        for periods ended March 31, 1997

              Class A Shares
              One Year                                   -.93%
              Since Inception (10/31/94)                14.63%
              Class C Shares
              One Year                                   2.75%
              Since Inception (10/31/94)                16.15%


                             Performance Comparison
              Comparison of changes in value of $10,000 investment.




     Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.



                                             Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund, Inc.
and Shareholders of Calvert Capital Accumulation Fund:

     We have audited the accompanying statement of assets and liabilities of Calvert Capital Accumulation Fund, including the statement of investments, as of March 31, 1997, and the related statements of operations for the six months then ended and the year ended September 30, 1996, and the statements of changes in net assets and financial highlights for the six months ended March 31, 1997, the year ended September 30, 1996 and the period from October 31, 1994 (commencement of operations) through September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund as of March 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                    COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
May 9, 1997



 Equity Securities - 83.3%                               Shares       Value

Biotechnology - 2.0%
Amgen, Inc.  *                                          16,000    $894,000

                                                                    894,000


Business Equipment and Services - 4.4%
Equifax, Inc.                                           37,000    1,008,250
Hewlett Packard Co.                                     17,900      953,175

                                                                  1,961,425

Capital Goods - 2.1%
Illinois Tool Works, Inc.                               11,200      914,200

                                                                    914,200


Computer - Memory Devices - 2.9%
EMC Corp.  *                                            36,000    1,278,000

                                                                  1,278,000

Computer - Networks - 3.8%
Bay Networks, Inc. *                                    13,700      244,888
Cisco Systems, Inc.  *                                  29,500    1,419,688

                                                                  1,664,576

Computer - Software - 3.3%
Microsoft Corp. *                                        7,800      715,162
Sterling Software, Inc. *                               27,150      750,019

                                                                  1,465,181


Computer - Systems - 2.1%
Oracle Corp. *                                          24,387      940,424

                                                                    940,424


Consumer Products and Services - 2.8%
Newell Co.                                             36,500     1,222,750

                                                                  1,222,750


Electrical Equipment and Services - 4.5%
Belden, Inc.                                            34,200    1,218,375
Sterling Commerce, Inc. *                               26,231      760,699

                                                                  1,979,074

Electronics - Components - 2.6%
Vishay Intertechnology, Inc.                            52,095    1,152,602

                                                                  1,152,602


Electronics - Semiconductors - 5.2%
Intel Corp.                                              6,500      904,312
Solectron Corp.  *                                      27,700    1,388,462

                                                                  2,292,774


 Equity Securities (Cont'd)                              Shares       Value

Financial Services - 7.8%
Chase Manhattan Corp.                                   14,124   $1,322,360
Green Tree Financial Corp.                              32,000    1,080,000
T. Rowe Price Associates, Inc.                          27,500    1,020,938

                                                                  3,423,298


Health Care - 10.4%
Cardinal Health, Inc.                                   23,650   1,285,969
Health Care & Retirement Corp. *                        34,550      993,312
Johnson & Johnson                                       10,400      549,900
Pall Corp.                                              32,700     756,188
United Healthcare Corp.                                 20,900      995,362

                                                                  4,580,731

Insurance - 1.9%
AFLAC, Inc.                                             22,600      847,500

                                                                    847,500

Leisure - 3.4%
Carnival Corp., Class A                                 40,150    1,485,550

                                                                  1,485,550

Medical - 3.3%
ALZA Corp. *                                            17,800      489,500
Scherer (R.P.) Corp. *                                  18,800      975,250

                                                                  1,464,750

Oil and Gas - 2.7%
MCN Corp.                                              41,700     1,172,812

                                                                  1,172,812


Property Management - 2.2%
Rouse Co.                                              33,900       991,575

                                                                    991,575

Real Estate - 2.4%
Post Properties, Inc.                                   28,200    1,075,125

                                                                  1,075,125


Restaurants - 1.2%
Cheesecake Factory, Inc. *                              26,300      519,425

                                                                    519,425

Retail - Department Stores - 2.0%
Nordstrom, Inc.                                         23,100      874,912

                                                                    874,912

Retail - Discount and Variety - 4.7%

Caseys General Stores, Inc.                             47,400      912,450
Dollar General Corp.                                    37,037    1,157,406

                                                                  2,069,856

 Equity Securities (Cont'd)                              Shares       Value

Retail - Special Line - 5.6%
Autozone, Inc. *                                        51,900   $1,167,750
Home Depot, Inc.                                        24,800    1,326,800

                                                                  2,494,550

   Total Equity Securities (Cost $35,699,827)                    36,765,090


                                                      Principal
 Repurchase Agreements - 10.2%                        Amount

Union Bank of Switzerland: 6.70%, dated 3/31/97,
 due 4/1/97
   (Collateral: $4,659,612, FHLMC, 8.00%, 3/1/23)    $4,500,000   4,500,000

   Total Repurchase Agreements (Cost $4,500,000)                  4,500,000

     TOTAL INVESTMENTS (Cost $40,199,827) - 93.5%                41,265,090
     Other assets and liabilities, net - 6.5%                     2,858,357

     Net Assets - 100%                                          $44,123,447


 Assets

Investments in securities, at value                             $36,765,090
Repurchase Agreements                                             4,500,000
Cash                                                              1,949,305
Receivable for securities sold                                      848,805
Receivable for shares sold                                          156,738
Interest and dividends receivable                                    27,071
Other assets                                                         17,294

   Total assets                                                  44,264,303

 Liabilities

Payable for shares redeemed                                          52,588
Payable to Calvert Asset Management Co., Inc.                        36,374
Payable to Calvert Administrative Services Co.                        3,919
Payable to Calvert Shareholder Services, Inc.                        13,118
Payable to Calvert Distributors, Inc.                                15,491
Accrued expenses and other liabilities                               19,366

   Total liabilities                                                140,856

     Net assets                                                 $44,123,447


 Net Assets Consist of:

Paid-in capital applicable to the following shares of common stock,
   250,000,000 shares of $0.01 par value authorized for Class A and Class C combined:
     Class A: 1,929,072 shares outstanding                      $37,528,132
     Class C: 145,701 shares outstanding                          2,892,342
Accumulated net realized gain (loss) on investments               2,637,710
Net unrealized appreciation (depreciation) on investments         1,065,263

   Net assets                                                   $44,123,447


 Net Asset Value per Share


Class A (based on net assets of $41,069,737)                         $21.29

Class C (based on net assets of $3,053,710)                          $20.96


 Net Investment Income

Investment Income
   Interest income                                     $22,803      $33,542
   Dividend income                                     109,065       94,791

     Total investment income                           131,868      128,333

Expenses
   Investment advisory fee                             177,369      243,241
   Transfer agency fees and expenses                    77,552      134,497
   Distribution Plan expenses:
     Class A                                            72,378       96,724
     Class C                                            15,686       27,695
   Directors' fees and expenses                          3,072        2,366
   Administrative fees                                  22,248       30,405
   Custodian fees                                       23,059       53,679
   Registration fees                                    19,016       47,117
   Reports to shareholders                              31,340       32,864
   Professional fees                                     2,576        5,338
   Miscellaneous                                        12,882       16,798

     Total expenses                                    457,178      690,724
     Fees paid indirectly                              (23,059)     (53,679)

       Net expenses                                    434,119      637,045

         Net Investment Income (Loss)                 (302,251)    (508,712)

 Realized and Unrealized Gain (Loss)
 on Investments

Net realized gain (loss)                             3,711,819     (770,972)
Change in unrealized appreciation or depreciation   (5,901,118)   4,563,488

         Net Realized and Unrealized Gain
         (Loss) on Investments                      (2,189,299)   3,792,516


         Increase (Decrease) in Net Assets
         Resulting From Operations                 $(2,491,550)  $3,283,804


 Increase (Decrease)
 in Net Assets

Operations
   Net investment income (loss)      $(302,251)     $(508,712)    $(110,326)
   Net realized gain (loss)           3,711,819      (770,972)      678,368
   Change in unrealized appreciation
     or depreciation                (5,901,118)     4,563,488     2,402,893

     Increase (Decrease) in
     Net Assets Resulting
     From Operations                (2,491,550)     3,283,804     2,970,935

Distributions to shareholders from
   Net investment income:
     Class A Shares                          -             -       (4,761)
   Net realized gain:

     Class A Shares                          -      (495,825)           -
     Class C Shares                          -       (67,810)           -

   Total distributions                       -      (563,635)      (4,761)

Capital share transactions:
   Shares sold:
     Class A Shares                  13,167,135    30,827,635    14,367,141
     Class C Shares                     763,792     2,840,269     1,914,520
   Reinvestment of distributions:
     Class A Shares                           -       477,674         4,761
     Class C Shares                           -        66,109            -
   Shares redeemed:
     Class A Shares                 (9,640,965)   (10,158,587)   (1,047,166)
     Class C Shares                   (673,033)    (1,877,841)     (102,790)

   Total capital share transactions  3,616,929    22,175,259     15,136,466

Total Increase (Decrease)
   in Net Assets                     1,125,379    24,895,428     18,102,640

Net Assets

Beginning of period                  42,998,068    18,102,640            -

End of period              $44,123,447      $42,998,068       $18,102,640


 Capital Share Activity

Shares sold:
   Class A Shares                       592,465     1,470,804       808,632
   Class C Shares                        35,012       137,319        97,638
Reinvestment of distributions:
   Class A Shares                            -       23,450           304
   Class C Shares                            -        3,242             -
Shares redeemed:
   Class A Shares                     (430,246)      (477,461)      (58,876)
   Class C Shares                      (30,948)       (91,346)       (5,216)

Total capital share activity            166,283     1,066,008       842,482



Note A-ignificant Accounting Policies

     General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights. Effective October 1, 1996, the fiscal year-end of the Fund changed from September 30 to March 31.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale rice is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.
     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert")which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .80% of the Fund's average daily net assets. Effective January 1997, the Fund began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $49,218 as its portion of the commissions charged on sales of the Fund's shares.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.


Note C-Investment Activity

     During the year, purchases and sales of investments, other than short-term securities, were $46,760,213 and $48,539,079, respectively.

     The cost of investments owned at March 31, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $1,065,263, of which $1,852,570 related to appreciated securities and $787,307 related to depreciated securities.


Class A Shares

Net asset value, beginning               $22.55        $21.48       $15.00

Income from investment operations
   Net investment income (loss)           (.14)         (.24)         (.11)
Net realized and unrealized gain (loss)  (1.12)         1.88          6.61

     Total from investment operations    (1.26)         1.64          6.50

Distributions from
   Net investment income                     -             -          (.02)
   Net realized gain                         -          (.57)            -

     Total distributions                     -          (.57)         (.02)

Total increase (decrease)
in net asset value                      (1.26)          1.07          6.48

Net asset value, ending                $21.29         $22.55        $21.48


Total return*                           (5.59%)         7.92%        43.40%

Ratios to average net assets:
   Net investment income (loss)         (1.27%)(a)     (1.56%)       (1.55%(a)
   Total expenses                        1.96%(a)       2.16%         2.35%(a)

   Net expenses                        1.86%(a)         1.98%         2.06%(a)
   Expenses reimbursed                       -             -           .05%(a)

Portfolio turnover                         117%          114%           95%

Average commission rate paid             $.0541        $.0563             -
Net assets, ending (in thousands)      $41,070       $39,834        $16,111

Number of shares outstanding,
    ending (in thousands)                 1,929         1,767           750





Class C Shares


Net asset value, beginning               $22.34        $21.55        $15.00

Income from investment operations
   Net investment income (loss)           (.27)         (.55)         (.15
Net realized and unrealized gain (loss)  (1.11)         1.91          6.70

     Total from investment operations    (1.38)         1.36          6.55

Distributions from
   Net investment income                      -             -             -
   Net realized gain                          -         (.57)             -

     Total distributions                      -         (.57)             -

Total increase (decrease)
in net asset value                      (1.38)           .79          6.55

Net asset value, ending                $20.96         $22.34        $21.55

Total return*                           (6.18%)         6.56%        43.67%

Ratios to average net assets:
   Net investment income (loss)      (2.56%)(a)       (2.82%)       (3.13%)(a)
   Total expenses                     3.25%(a)         3.42%         3.79%(a)

   Net expenses                        3.14%(a)         3.24%        3.50%(a)
   Expenses reimbursed                        -             -        2.79%(a)
Portfolio turnover                         117%          114%           95%
Average commission rate paid             $.0541        $.0563            -

Net assets, ending (in thousands)       $3,054        $3,164        $1,992

Number of shares outstanding,
   ending (in thousands)                    146           142            92

(a) Annualized
This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
*Total return does not reflect deduction of Class A front-end sale charge.
** From October 31, 1994, inception.